UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2023

TriLinc Global Impact Fund, LLC
(Exact name of registrant as specified in its charter)

Delaware	000-55432	36-4732802
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1230 Rosecrans Avenue, Suite 605 Manhattan Beach, CA		90266
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (310) 997-0580

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this Chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this Chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth below under Item 2.04 relating to the Amendment to the Credit Facility is hereby incorporated by reference into this Item 1.01.

Item 2.04. Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

As previously reported, in November 2022, TriLinc Global Impact Fund Cayman, Ltd. (the “Borrower”), an indirect subsidiary of TriLinc Global Impact Fund, LLC (“TGIF,” the “Company,” “we,” “our,” or “us”) and certain other indirect subsidiaries of the Company (the “Co-Borrowers” and, together with the Borrower, the “Borrowers”), entered into a common terms agreement (the “CTA”) with DEG - Deutsche Investitions- und Entwicklungsgesellschaft mbH (“DEG”) and Blueorchard Microfinance Fund (“BlueOrchard” and, together with DEG, the “Lenders”). Pursuant to the CTA and the related loan agreements, each of DEG and BlueOrchard agreed to provide a loan with a principal amount of up to $25 million, for an aggregate principal amount of up to $50 million (the “Credit Facility”).

We also previously reported that our former independent registered public accounting firm had resigned at the end of February, and as a result, we were not able to file our Annual Report on Form 10-K for the year ended December 31, 2022 (the “2022 10-K”) by the filing deadline of March 31, 2023.  The failure to timely file the 2022 10-K is an event of default under the CTA, and as a result, the CTA requires the Company to cease paying distributions and repurchasing units. In order to continue to be able to pay distributions to its unitholders, the Company has entered into a Waiver and Agreement, dated as of May 9, 2023 with the Lenders (the “Amendment”) pursuant to which the Company will accelerate its repayment of the $18 million outstanding under the Credit Facility and the Lenders have agreed that the Company will be permitted to continue to pay distributions to its unitholders.  The Company’s ability to continue to pay distributions is conditioned on the Company’s continued repayment of the amounts outstanding under the Credit Facility in accordance with the schedule set for the in the Amendment and the non-occurance of any additional events of default or potential events of default.   The Company is required to make four installment payments to the Lenders, with the last payment due on August 31, 2023.

Item 8.01 Other Events.

10-Q for Quarter Ended March 31, 2023

We continue to seek the engagement of a new independent registered public accounting firm, and will announce when the engagement has been completed.  Once  a new independent registered public accounting firm has been engaged and the audit of the Company’s financial statements for the year ended December 31, 2022 is complete, the 2022 10-K, including the audited financial statements, will be filed with the Securities and Exchange Commission (“SEC”).  Shortly thereafter, we also expect to file the Quarterly Report on Form 10-Q for the quarter ended March 31, 2023 (“Q1 2023 10-Q”).

Fourth Amended and Restated Distribution Reinvestment Plan and Fourth Amended and Restated Unit Repurchase Plan

Given that we have not yet filed the 2022 10-K with the SEC and our audited financial statements are not yet available, we have determined to temporarily suspend our Fourth Amended and Restated Distribution Reinvestment Plan (the “DRP”).  We anticipate that we will lift the suspension once our 2022 10-K and Q1 2023 10-Q have been filed with the SEC.

As described above under Item 2.04, an event of default has been triggered under the CTA and, as a result, we are not permitted to continue to repurchase units under our Fourth Amended and Restated Unit Repurchase Plan (the “Repurchase Plan”).  Accordingly, we have temporarily suspended the Repurchase Plan and expect to lift the suspension after we are no longer subject to the restrictions imposed under the CTA. Per the terms of the CTA, the Repurchase Plan must remain suspended until we complete the repayment of the outstanding amounts under the Credit Facility. We are permitted to prepay the outstanding amounts ahead of the installment payment due dates under the Amendment, but there can be no assurances that we will repay the entire outstanding balance prior to the final payment due date on August 31, 2023.

Forward-Looking Statements

This filing contains forward-looking statements (including, without limitation, statements concerning the filing of the 2022 10-K and Q1 2023 10-Q, potential lifting of the suspensions of the DRP and Repurchase Plan, potential future payments to be made to the Lenders) that are based on TGIF’s current expectations, plans, estimates, assumptions, and beliefs that involve numerous risks and uncertainties, including, without limitation, TGIF’s future operating performance and the operating performance of its borrowers and those risks set forth in the “Risk Factors” section of TGIF’s Annual Report on Form 10-K for the year ended December 31, 2021, filed with the SEC on March 22, 2022, as amended or supplemented by TGIF’s other filings with the SEC. Although these forward-looking statements reflect management’s beliefs as to future events, actual events or TGIF’s investments and results of operations could differ materially from those expressed or implied in these forward-looking statements. To the extent that TGIF’s assumptions differ from actual results, TGIF’s ability to meet such forward-looking statements may be significantly hindered. You are cautioned not to place undue reliance on any forward-looking statements. TGIF cannot assure you that it will attain its investment objectives. Any forward-looking statements presented herein are made only as of the date of this filing, and TGIF does not undertake any obligation to update or revise any forward-looking statements to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRILINC GLOBAL IMPACT FUND, LLC

May 15, 2023	By:	/s/ Gloria S. Nelund
	Name:	Gloria S. Nelund
	Title:	Chief Executive Officer